Exhibit 10.2

AMENDMENT NO. 1 TO SPONSOR AGREEMENT

THIS AMENDMENT (this “Amendment”) to the Sponsor Agreement, dated as of March 4, 2026 by and between 21Shares US LLC, a Delaware limited liability company (the “Sponsor”) and 21Shares Polkadot Staking ETF (the “Trust” and such agreement, the “Sponsor Agreement”), is made as of August 26, 2026 (the “Effective Date”) by and between the Sponsor and the Trust.

WHEREAS, reference is made to the Sponsor Agreement; and

WHEREAS, the parties hereto desire to amend certain provisions of the Sponsor Agreement as more particularly described below.

NOW, THEREFORE, in consideration of the foregoing, the Sponsor Agreement is hereby amended as follows:

1.	Paragraph 7 is amended to the below:

7. Sponsor’s Compensation. The Trust shall pay to the Sponsor a fee as described in Schedule A (the “Sponsor Fee”) that is attached hereto and made a part hereof. Such fee shall be computed daily and paid at least quarterly in arrears by the Trust. No other compensation is paid to the Sponsor by the Trust. The Sponsor’s compensation is paid in consideration of the Sponsor’s (i) services under this Agreement and the Trust Agreement and (ii) the payment by the Sponsor of the Trust expenses described in paragraph 8 below. The Sponsor may, in its sole discretion, voluntarily waive all or a portion of the fee it receives from the Trust. As partial consideration for arranging for the staking of the Trust’s DOT pursuant to Section 6.7(a)(v) of the Trust Agreement, the Sponsor may in its sole and absolute discretion provide or arrange for additional compensation which shall be based on the rewards, income or proceeds generated from such staking activities. The Sponsor may amend, modify, waive, defer or cancel such arrangements from time to time in its sole and absolute discretion.

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IN WITNESS WHEREOF, this Amendment No. 1 is hereby adopted as of the Effective Date.

21Shares Polkadot Staking ETF

By:	21Shares US LLC, as Sponsor to the Trust

	By:	/s/ Duncan Moir

	Name:	Duncan Moir

	Title:	President

21Shares US LLC

By:	/s/ Duncan Moir

Name:	Duncan Moir

Title:	President

[Signature Page to Amendment No. 1 to Sponsor Agreement]